SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported):          SEPTEMBER 16, 2004


                                 HUMATECH, INC.
             (Exact name of registrant as specified in its charter)


           ILLINOIS                  O-28557                 36-3559839
       (State or other             (Commission            (I.R.S. Employer
  jurisdiction of incorporation)   File Number)          Identification No.)


                           1959 SOUTH VAL VISTA DRIVE
                                    SUITE 130
                              MESA, ARIZONA  85204
              (Address of principal executive offices)  (zip code)


                                 (480) 813-8484
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report.)


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ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

     On September 16, 2004, we issued 500,000 shares of common stock, restricted in accordance with Rule 144, to an unrelated accredited investor, for $80,000 cash. The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the investor was accredited.

EXHIBITS

     None.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 21, 2004                      Humatech, Inc.,
                                               an Illinois corporation


                                               /s/  David G. Williams
                                               ---------------------------------
                                               By:  David  G.  Williams
                                               Its:  President


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